EXHIBIT 1.1

                              ACQUISITION AGREEMENT

     THIS ACQUISITION AGREEMENT made and entered into this 30th day of May, 2002, by and between MARY E. ROSS ("Seller" or "Ross"), an individual, the sole member of Lighten Up Enterprises, LLC, a Utah limited liability company ("the LLC" or "Lighten Up"), whose address is 2029 East Bengal Hills Cove, Salt Lake City, Utah 84121, and KHF TECHNOLOGIES, a Nevada corporation ("Buyer" or "KHF"), whose address is 10271 South 1300 East, Suite 133, Sandy, Utah 84094, sets forth the complete agreement and understanding between the parties relative to Seller's conveyance of her limited liability company membership interest to Buyer and Buyer's acquisition thereof. Though not a party to this agreement, the LLC as an entity, as set forth on the signature page below, has consented to this transaction as contemplated in Utah Code Ann. 48-2c-1104 titled Right of assignee to become a member.

                                   WITNESSETH

     WHEREAS, Seller owns 100% of the outstanding membership interest(s) in and to Lighten Up Enterprises, LLC, a Utah limited liability company ("the LLC" or "Lighten Up"), whose primary assets and business are the ownership, promotion and sale of a copyrighted cookbook authored by Seller and titled Lighten Up:
The Art of Low Fat Gourmet Cooking, including all incidental commercial benefits derived therefrom and related thereto;
     WHEREAS, Seller desires to sell, transfer and convey all of her right, title and interest in and to the LLC as contemplated in Part 11 of the Utah Revised Limited Liability Company Act titled Assignment of Interests, an interest comprising 100% thereof, in exchange for control of the Buyer;
     WHEREAS, Buyer believes that it can commercialize the LLC's assets for the long-term benefit of its stockholders and is thus desirous of acquiring Seller's 100% membership interest in and to the LLC whereby Buyer will thereafter control and otherwise become the sole and exclusive owner of the LLC;
     WHEREAS, Buyer is willing to be bound by the LLC's existing Operating Agreement and otherwise assume all of the duties, liabilities and obligations of a 100% membership interest in the LLC as contemplated in Utah Code Ann. 48-2c-1104 titled Right of assignee to become a member; and
     WHEREAS, in connection with Buyer's belief in the commercial potential of the LLC, Buyer, a publicly held company which currently has no assets or liabilities, intends to incur debt necessary to obtain audited financial statements and to prepare and file a Form 10-SB with the U.S. Securities and Exchange Commission ("Commission") and thereby become a "reporting company" under the Securities Exchange Act of 1934 ("the '34 Act"), the result of which will give Buyer the flexibility and other opportunity to promote the LLC and its business,
     NOW THEREFORE, in consideration of the covenants, agreements, terms and provisions contained herein, Buyer and Seller hereby agree as follows:
      Article I:  Sale of Membership Interest representing 100% of the LLC
     As permitted under Utah Code Ann. 48-2c-1101, Seller hereby sells and conveys and Buyer hereby purchases and acquires Seller's one hundred (100%) membership interest (hereinafter the "Membership Interest") in and to Lighten Up Enterprises, LLC ("the LLC"), an entity which, in turn, owns the following assets and property free and clear of any lien or encumbrance, all of which are more particularly described in a Description of Assets and Liabilities attached hereto and incorporated herein by reference as Ex. "A":
     a. All inventory and merchandise of the business of the LLC, including approximately 2,000 fully printed copies of the cookbook Lighten Up: The Art of Low Fat Gourmet Cooking;
     b. All copyright interests in and to the published book Lighten Up: The Art of Low Fat Gourmet Cooking; and
     c. All of the goodwill of the LLC, including the exclusive rights to the name "Lighten Up" or "Lighten Up Enterprises" insofar as the LLC owns and has a right to use such name in the State of Utah and in any other jurisdiction (Seller not having a registered trade name or trade mark), together with such other business information and trade secrets to the extent they exist.

  Article II:  Manner of Conveying or Recording Membership Interest Acquired
                    by Buyer

     A Manager Certificate or Certificate of Membership Interest in the LLC, the form of which is attached hereto as Exhibit "B", represents Buyer's 100% Membership Interest in the LLC acquired by virtue of this agreement.

                Article III:  Purchase Price and Terms of Payment

     Buyer agrees to pay Seller or her assigns, and Seller agrees to accept as the full purchase price for the Membership Interest described in Article I above, twenty million (20,000,000) "restricted" common capital shares of Buyer, par value $0.0001 per share, shares that Seller acquires hereunder for investment purposes and without a view to the further distribution thereof, shares that Seller must further hold for an indefinite period of time and in no event less than at least one (1) year from the date of acquisition. In this regard, Seller is executing an Investment Letter, a copy of which is attached hereto as Ex. "C" and which shall be furnished the Buyer's transfer agent, Interwest Transfer Company. In this Investment Letter, Seller warrants and represents, among other things, that she is acquiring the 20 million shares for investment purposes only and without a view to the further distribution thereof.

     Because Buyer only has 5,040,000 shares issued and outstanding immediately prior to the execution of this agreement, the issuance of 20 million shares to Seller shall result in Seller owning and controlling approximately eighty percent (80%) of the Buyer. As a result of this acquisition agreement, there will 25,040,000 common shares of Buyer issued and outstanding.

            The Buyer has satisfied itself concerning the LLC's inventory and its condition from a physical inspection that took place immediately prior to the execution of this agreement.

            The LLC has no liens or encumbrances on its inventory and therefore any release or termination of a UCC-1 Financing Statement is inapplicable.

            As further consideration for Seller's conveyance of her Membership Interest to Buyer, Seller will assume a position on the Buyer's Board of Directors and Seller will also assume an officer position.

             It is not anticipated that Seller or any other officer or director of the Buyer shall draw a salary unless and until the LLC is profitable.

                   Article V:  Warranties of Seller and Buyer

     Seller and Buyer warrant and represent to each other as follows:

     Seller owns the 100% Membership Interest in the LLC sold and conveyed hereunder free and clear of any interest, lien, claim or other encumbrance.

     Seller is not aware of any threatened or pending litigation respecting the business and operations of the LLC or her Membership Interest therein.

     Seller represents that she is sophisticated and experienced in business matters or, alternatively, she has relied on an attorney, investment advisor, purchaser representative or other business consultants who have reviewed this agreement and the business and affairs of the Buyer. Seller further acknowledges that she or her attorney, investment advisor, purchaser representative, or business consultant has seen and reviewed the books and records of Buyer, that she and they are aware that Buyer has no assets or liabilities and that it intends to incur significant debt in the near future in order to finance the filing of a Form 10-SB Registration Statement with the Commission; further, Seller warrants that she has had the opportunity to have all of her questions concerning the Buyer asked and answered and that all answers to any such questions have been more than adequately answered to her satisfaction and the satisfaction of her attorney, investment advisor, purchaser representative or business consultant.

     Seller further acknowledges as further set forth in Article XI, 3 below titled Acknowledgement of Consultation that she has consulted with business broker experts and/or attorneys or other counselors and is satisfied with the terms and conditions of this agreement and what she expects or hopes to gain hereby, namely, being in a better or more advantageous position to seek out and obtain additional funding, not to mention other business combination opportunities, all as necessary to further promote, commercialize and advance the LLC and its assets.

     Buyer acknowledges that Seller is selling her 100% Membership Interest in the LLC and that its assets and business are indirectly conveyed to Buyer "as is"; further, that Buyer, by buying Seller's 100% Membership Interest, is taking control and indirect ownership of the assets and business of the LLC "as is."

            Seller makes no warranty, express or implied, about the future success of the cookbook or the incidental assets and property of the LLC after control thereof is assumed by Buyer. In fact, Seller makes no prediction whatsoever concerning the LLC's possible success, marketability or future profits.

     Buyer acknowledges that if the commercialization and business of the LLC is ultimately unsuccessful or otherwise not what Buyer expects or anticipates, Buyer hereby expressly holds Seller harmless from any liability therefor.
Buyer has relied on no representation of Seller not expressly set forth herein.

     By signing this agreement, Buyer agrees to be bound by the LLC's existing Operating Agreement and otherwise assume all of the duties, liabilities and obligations of membership in the LLC as contemplated in Utah Code Ann. 48-2c-1104 titled Right of assignee to become a member.

                         Article VI:  Casualty/Insurance

     The LLC currently maintains no insurance on its inventory. As such time as this agreement is executed, it shall be up to the Buyer, who shall then control the LLC, to decide whether to thereafter insure any of the LLC's inventory, equipment or assets.

                            Article VII:  Liabilities

     Any liabilities of the LLC are described in Ex. "A" hereto and Buyer buys Seller's Membership Interest in the LLC with full knowledge of any and all such liabilities.

                             Article VIII:  Default

     In the event that any party to this agreement defaults on any term or provision incorporated herein, including any provision of any Exhibit attached hereto, the nondefaulting party shall give the defaulting party a written notice requiring that such default shall be cured within ten (10) days after receipt of said written notice. If the defaulting party fails to cure the default within such ten (10) day period, the nondefaulting party may proceed to enforce its remedies as described in this agreement or in any of the Exhibits attached hereto.

                            Article IX:  Adjustments

     Because the LLC is not presently an operating or on-going business concern with accounts receivable or accounts payable, there are no adjustments to be made between the parties pursuant to this agreement and as of the date hereof.

                            Article X:  Tax Treatment

     Buyer expresses no opinion as to the tax consequences of this transaction to Seller. Buyer only assumes that, as a result of this agreement, Seller shall be obligated to recognize a gain on her personal income tax return in the event that the consideration she receives hereunder is of a greater cost or value than her cost basis in her Membership Interest in the LLC. In this regard, Seller has been asked to consult with an accountant or tax attorney and Seller has represented that she will have done so prior to the formal execution of this agreement.

                           Article XI:  Miscellaneous

     1. Seller's Authority. Seller represents and warrants that she has full power and authority to enter into this agreement and to perform its obligations hereunder, namely, to convey her Membership Interest. Seller has obtained the permission of the LLC (to the extent such is necessary) to convey her Membership Interest and her signature and the signatures of the LLC's officers hereinbelow on the LLC's behalf is duly and validly authorized by it and the delivery and performance of this agreement and the consummation of the actions contemplated hereby is a legal, valid and binding obligation of Seller.

     2. Buyer's Authority. Buyer represents and warrants that it has full power and authority to enter into this agreement and to perform its obligations hereunder. By a written, unanimous consent of directors, a copy of which is attached hereto as Ex. "D", Buyer has duly and validly authorized the execution, delivery and performance of this agreement and the consummation of the actions contemplated hereby and this agreement is a legal, valid and binding obligation of it.

     3. Acknowledgement of Consultation. Each party hereby acknowledges that she or it has consulted with and obtained the advice of a business expert, accountant or attorney prior to executing this agreement, an agreement which incorporates certain exhibits, and that this agreement has been explained to each party by such counsel. In this regard, the parties further acknowledge that each has had ample time and opportunity to read and review this agreement prior to signing the same; that each or each one's agents have had ample time and opportunity to examine the LLC's and the Buyer's books, records and financial information, including all exhibits comprising this agreement. Furthermore, each has had ample time and opportunity to have all of their respective questions about this transaction and Buyer's future plans answered and in fact, each party's questions have been answered to their respective satisfaction and the satisfaction of their investment advisors, purchaser representatives, business consultants, accountants or attorneys, as applicable.

     4. Binding Upon Heirs, Etc. This agreement shall be effective upon execution by all parties. Hereafter, this agreement shall be binding upon the parties and their respective heirs, executors, legal representatives, agents, successors and assigns and shall inure to the benefit of such persons.

     5. Governing Law. Because the LLC subject of this agreement is a Utah limited liability company, the laws of the State of Utah shall govern this agreement.

     6. Execution of Counterparts. This agreement may be executed in counterparts, and when each party has signed and delivered one such counterpart, each counterpart shall be deemed an original, and when taken together with the other signed counterpart(s), shall constitute one agreement.

     7. Attorney's Fees and Costs. In the event of a lawsuit regarding any controversy, claim or dispute between any of the parties concerning the performance of this agreement, the prevailing party shall be entitled to recover from the non-prevailing party all of his or its reasonable costs and expenses, including reasonable attorney's fees.

     8. Further Assurances. Both Seller and Buyer hereby give further assurance that they or their respective agent(s) will promptly execute and deliver all other documents necessary to carry out the purpose and intent of this agreement.

          9. Notices. All notices shall be in writing and provided to the parties at the addresses noted within this paragraph, or as given by the parties from time to time.


               Seller:   Mary E. Ross
                         1063 Webster Drive
                         Sandy, Utah 84094

               Buyer:    KHF Technologies
                         10271 South 1300 East, Suite 113
                         Sandy, Utah 84094

          10. Survival. All warranties, covenants, representations, and guaranties shall survive the closing and execution of the documents contemplated by this agreement.

           11. Reliance. The parties hereto, in executing and in carrying out the provisions of this agreement, are relying solely on the representations, warranties and agreements contained in this agreement or in any writing delivered pursuant to provisions of this agreement and not upon any representation, warranty, agreement, promise or information, written or oral, made by any person other than as specifically set forth herein.

          12. Entire Agreement. This agreement constitutes the complete and entire agreement and understanding between the parties and shall not be amended or modified except in a writing signed by each party. The parties further acknowledge that this agreement fully incorporates and embodies all prior and contemporaneous oral representations, understandings or agreements of either party and that there are no understandings or agreements between the parties that have not been made a part of this agreement.


                              SELLER:


Dated:  5/30/02                    ________________________________________
                              By:  Mary E. Ross, Membership Interest Owner

                              BUYER:

                              KHF TECHNOLOGIES, a Nevada corporation



Dated:  5/30/02                    _______________________________
                              By:  Gary Lewis
                              Its:   President


                WRITTEN UNANIMOUS CONSENT TO TRANSFER OF INTEREST

     In accordance with subsection 4.3, titled Transfers of Shares, of Article IV of Lighten Up Enterprises, LLC's June 25, 1996, Operating Agreement, an Article titled Management Certificates and Their Transfer, and in further accordance with Utah Code Ann. 48-2c-1104 titled Right of assignee to become a member, the undersigned Member of the Company and its undersigned Officers, hereby unanimously consent in writing to the above-transfer of Mary E. Ross's Membership Interest in and to the Lighten Up Enterprises, LLC, to KHF Technologies, a Nevada corporation.


                                             LIGHTEN UP ENTERPRISES, LLC



Dated:  5/30/02                    ___________________________________
                              By:  Mary E. Ross
                              Its:  President/Manager and Secretary/Treasurer



Dated:  5/30/02                    ___________________________________
                              By:  Lana Ross-Hall
                              Its:  Vice-President


Dated:  5/30/02                    ___________________________________
                              By:  Mary Bowthorpe
                              Its:  Vice-President



                                   Exhibit "A"

      Description of Assets and Liabilities of Lighten Up Enterprises, LLC










































                                   Exhibit "B"

                          MANAGEMENT CERTIFICATE OF, OR

                     CERTIFICATE OF MEMBERSHIP INTEREST IN,

                           LIGHTEN UP ENTERPRISES, LLC
                        A Utah limited liability company

Certificate No. 2                            Percentage of Member Interest

                                        One Hundred Percent (100%)


      This Management Certificate or Certificate of Membership Interest certifies that KHF TECHNOLOGIES, a Nevada corporation, is, as of the date hereof, the registered owner of one hundred percent (100%) of the Membership Interests in, to and of LIGHTEN UP ENTERPRISES, LLC, a Utah limited liability company. This Certificate is transferable on the Certificate Register of the Company by the holder hereof in person or by an attorney upon the surrender of this Management Certificate to the Company properly endorsed and subject to any applicable Operating Agreement governing the transferability of interests and the relationship between the Company and its Member(s).

     A Schedule of Ownership attached hereto and made a part of this Management Certificate further confirms and represents the Membership Interest(s) in and to the Company as of this date.

          IN WITNESS WHEREOF, the said limited liability company has caused this Certificate to be signed and authenticated by its duly authorized officers.

     EFFECTIVE this 30th day of May, 2002.


Dated:  5/30/02                    ___________________________________
                              By:  Mary E. Ross
                              Its:  President/Manager and Secretary/Treasurer


Dated:  5/30/02                    ___________________________________
                              By:  Lana Ross-Hall
                              Its:  Vice-President

Dated:  5/30/02                    ___________________________________
                              By:  Mary Bowthorpe
                              Its:  Vice-President


                             Exhibit "B" (continued)



                           Lighten Up Enterprises, LLC
                    SCHEDULE OF OWNERSHIP as of May 30, 2002



Members               Cert. No.                Percentage Ownership
-------               ---------                --------------------
                                   Initial       1997-2001       2002
                                   -------       ---------      -----
Mary E. Ross              1*        100%            100%           0%

KHF Technologies          2**         0%              0%         100%







     *Effective May 30, 2002, this certificate has been cancelled on the Certificate Register of Lighten Up Enterprises, LLC.


     ** As of May 30, 2002 and other than this Certificate No. 2, no other certificate of membership interest in or to Lighten Up Enterprises, LLC, is either issued or outstanding.





                                   Exhibit "C"

                                INVESTMENT LETTER


                                  May 30, 2002

The Board of Directors
KHF TECHNOLOGIES
10271 South 1300 East, Suite 113,
Sandy, Utah 84094

Curtis Hughes
INTERWEST TRANSFER COMPANY, INC.
1981 East Murray-Holladay Road
Holladay, Utah 84117

     RE:   Acquisition of twenty million (20,000,000)"restricted" common capital shares of KHF Technologies, a Nevada corporation ("KHF"), by Mary E. Ross

Gentlemen and Ms. Hildebrand:

     In connection with the execution on this day of a certain Acquisition Agreement by and between KHF Technologies, a Nevada corporation ("Buyer" or "Company") and Mary E. Ross ("Seller" or "Ross") by which Ms. Ross has sold and conveyed 100% of her membership interest in and to Lighten Up Enterprises, LLC, a Utah limited liability company, to Buyer in exchange for the issuance of 20,000,000 shares of "restricted" stock of Buyer to be issued in the name of "Mary E. Ross," Ms. Ross hereby represents and warrants to KHF Technologies and its transfer agent as follows:

          1. The 20,000,000 shares of common capital stock of KHF Technologies, par value $0.0001, (the "Securities") are being acquired by the undersigned for the undersigned's account exclusively and without a view to, or for, resale in connection with any distribution of such Securities or any interest therein without registration or other compliance under the Securities Act of 1933, as amended (the "Act"), and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

          2. The undersigned, as set forth further below, will not take, or cause to be taken, any action that would cause the undersigned to be deemed an underwriter, as defined in Section 2(11) of the Act, as amended.

          3. The undersigned has been advised of the current financial status of KHF Technologies, specifically, that it has no assets or liabilities and that after its acquisition of the undersigned's limited liability company interest, KHF Technologies intends to incur substantial debt as necessary to file a Form 10-SB with the U.S. Securities and Exchange Commission and thereby become a "reporting company" under the Securities Exchange Act of 1934, an endeavor that shall require further expenditure of funds in order to maintain "reporting status" and thus, the incurring of further debt. Accordingly, the undersigned is familiar with KHF's current and proposed future financial condition, the nature of its development stage business or status, the fact that its financial condition will soon appear worse or more negative than it currently is, including all risks attendant to these facts.

          4. The undersigned has had an opportunity to ask questions of, and receive answers from others acting on behalf of KHF Technologies, including professionals such as its auditors or other accountants or expects, to verify the accuracy and completeness of information the undersigned has received while determining whether to enter into the subject Acquisition Agreement with KHF Technologies.

          5. By reason of the undersigned's knowledge and experience in financial and business matters in general, and investments in particular, the undersigned is capable of evaluating the merits and risks of an investment in KHF or, if not, she has consulted with others who have advised her that acquiring the Securities subject hereof under the terms and conditions presented in the Acquisition Agreement is in her best interests.

          6. The undersigned is capable of bearing the economic risks of the subject investment. Moreover, the undersigned's present financial condition is such that the undersigned is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness. Further, because the undersigned is fully employed, the undersigned does not contemplate or foresee a change of circumstances in this regard.

          7. The undersigned understands that the Securities have not been registered, but are being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the subject Securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter" within the meaning of the Act. It is understood that the definition of an "underwriter" focuses on the concept of "distribution" and that any subsequent disposition of the subject Securities can only be effected in transactions that are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in Rule 144 of the General Rules and Regulations of the Commission promulgated under the Act. After one (1) year from the date the Securities are fully paid for, all as calculated in accordance with Rule 144(d), sales of the Securities in reliance on Rule 144 can only be made in limited amounts in accordance with the terms and conditions of the rule. After two (2) years from the date the Securities are fully paid for, as calculated in accordance with Rule 144(d), they can generally be sold in interstate commerce and otherwise without meeting these conditions, provided the holder is not (and has not been, for the preceding three (3) months) an affiliate of the issuer.

          8. The undersigned acknowledges that the Securities must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available; the issuer is under no obligation to register the Securities under the Act or under Section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to by it or its successor-in-interest in writing; if Rule 144 is available, and no assurance is given that it will be, initially only routine sales of such Securities in limited amounts can be made in reliance on Rule 144 in accordance with the terms and conditions of that rule; the issuer is under no obligation to the undersigned to made Rule 144 available, except as may be expressly agreed to by it in writing; in the event Rule 144 is not available, compliance with some other disclosure exemption may be required before the undersigned can sell, transfer, or otherwise dispose of such Securities without registration under the Act; the issuer's registrar and transfer agent, Interwest Transfer Company, Inc., will maintain a stop transfer order against the registration of transfer of the Securities; and the certificate representing the Securities will bear a legend in substantially the following form so restricting the sale of such
     Securities:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "Act"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

          9. The issuer, KHF Technologies, may refuse to register transfer of the Securities in the absence of compliance with Rule 144 unless the undersigned furnishes the issuer with a "no action" or interpretative letter from the Securities and Exchange Commission or an opinion of counsel reasonably acceptable to the issuer stating that the transfer is proper and permissible; further, unless such letter or opinion states that the Securities are free of any restrictions under the Act, the issuer may refuse to transfer the Securities to any transferee who does not furnish in writing to the issuer the same representations and agree to the same conditions with respect to such Securities as set forth herein. The issuer may also refuse to transfer the Securities if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

     This Investment Letter shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of KHF Technologies and to the personal and legal representatives, heirs, guardians, successors, and permitted assignees of the undersigned.

     IN WITNESS WHEREOF, the undersigned has hereinbelow executed this Investment Letter effective on this 30th day of May, 2002.



                              S/
                              Mary E. Ross
                              Signature of Subscriber



                              MARY E. ROSS
                              Typed or Printed Name

                              1063 Webster Drive
                              Residence Address

                              Sandy, Utah 84094
                              City, State and Zip Code

















                                   Exhibit "D"


                     CONSENT RESOLUTION OF THE DIRECTORS OF

                     KHF Technologies, a Nevada corporation

 (Authorizing execution of a certain Acquisition Agreement with Mary E. Ross and the issuance of shares provided for thereunder, among other matters)

     The undersigned members of the Board of Directors of KHF Technologies, a

Nevada corporation ("KHF" or "Company"), pursuant to applicable provisions of the Nevada Revised Statutes, hereby unanimously consent to the Company's execution of a certain Acquisition Agreement dated May 30, 2002, by and between

KHF and Mary E. Ross, an individual, whereby KHF shall acquire Mary Ross's 100%

membership interest in and to Lighten Up Enterprises, Inc., a Utah limited liability company engaged in the commercial cooking and cooking advisory or consulting business, including all copyright interests in and to a cookbook she has authored and published, in exchange for the issuance, to Ms. Ross, of 20 million "restricted" shares of KHF.  In order to carry out the terms and conditions of such agreement, the undersigned directors hereby authorize the

Company's transfer agent, Interwest Transfer Company ("Interwest"), to issue

Mary E. Ross twenty million (20,000,000) "restricted" shares of KHF, shares that

Ms. Ross is acquiring for investment purposes only pursuant to an Investment

Letter she has signed and which shall be furnished Interwest.  Interwest is hereby instructed to imprint a standard "restrictive legend" on the KHF certificate representing such shares which shall evidence that the shares are and will be acquired by Ms. Ross for investment purposes only and without a view to the further distribution thereof; further, that such shares may not be transferred by Ms. Ross in the absence of an effective registration statement or an opinion of counsel satisfactory to the Company that an exemption exists for a subsequent transfer, sale of other disposition thereof by Ms. Ross.

     IN WITNESS WHEREOF, the undersigned directors of KHF Technologies, a Nevada corporation, hereby unanimously certify that the foregoing corporate action was duly adopted and made effective on this 30th day of May, 2002.

     DATED this 30th day of May, 2002.



                                        ____________________________
                                        Gary Lewis, Director


     DATED this 30th day of May, 2002.



                                        ____________________________
                                        Jeannie Hildebrand, Director